Exhibit 3

JOINT FILING AGREEMENT

The undersigned hereby agree that this Schedule 13D with respect to the Common Stock of Polar Molecular Holding Corporation, dated July 18, 2003 is, and any further amendments thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Date: July 24, 2003

/s/ RICHARD J. SOCIA

Name:	Richard J. Socia
Title:

/s/ DEBBI J. SOCIA

Name:	Debbi J. Socia
Title:

/s/ A. RICHARD NELSON AND RAMONA NELSON

Name:	A. Richard Nelson and Ramona Nelson
Title:	Director

/s/ ROBERT J. MACKENZIE

Name:	Robert J. Mackenzie
Title:	Director

/s/ LISA J. STIMMEL
Name:	Dr. Lisa J. Stimmel
Title:	Stockholder

/s/ DOLORES COY-DEJONGH

Name:	Dolores Coy-DeJongh
Title:	V.P. and Director of Marketing

/s/ MARY ANN FOUST

Name:	Mary Ann Foust
Title:	V.P. and Dir. Admin. and Finance

/s/ MARK L. NELSON
Name:	Mark L. Nelson
Title:

/s/ JEFFERY M. SOCIA
Name:	Jeffrey M. Socia
Title:

/s/ WALTER A. FAY
Name:	Walter A. Fay
Title:

/s/ PETER NELSON
Name:	Peter Nelson
Title:

/s/ JOAN NELSON
Name:	Joan Nelson
Title:

/s/ OTIS L. NELSON JR.
Name:	Otis L. Nelson Jr.
Title:

/s/ CRAIG J. SOCIA
Name:	Craig J. Socia
Title:

Lockhart Holdings, Inc.

By:	/s/ Thomas J. Gillespie, Jr.
Name:	Thomas J. Gillespie, Jr.
Title:	President

LORRAINE M. RUSSELL TRUST

By:	/s/ RICHARD B. RUSSELL, TRUSTEE
Name:	Richard B. Russell
Title:	Trustee

DAVID PAUL OTIS NELSON TRUST

By:	/s/ JOAN NELSON, TRUSTEE
Name:	Joan Nelson
Title:	Trustee

HALSO, INC.

By:	/s/ RICHARD J. SOCIA
Name:	Richard J. Socia
Title:	President

/s/ MATTHEW SOCIA
Name:	Matthew Socia
Title:

/s/ JAMES D. SOCIA
Name:	James D. Socia
Title:

/s/ CHARLES T. EISENSTEIN
Name:	Charles T. Eisenstein
Title:	Exec. VP, COO

/s/ R. DENNIS CULL
Name:	R. Dennis Cull
Title:

/s/ DIANE ANDERSON
Name:	Diane Anderson
Title:

/s/ THOMAS J. BERTHEL
Name:	Thomas J. Berthel
Title:

/s/ RONALD O. BREDENGEN
Name:	Ronald O. Brendengen
Title:

/s/ JULIE K. DRISCOLL
Name:	Julie K. Driscoll
Title:

/s/ LESLIE D. SMITH
Name:	Leslie D. Smith
Title:

/s/ DWIGHT E. WHEELAN
Name:	Dwight E. Wheelan
Title:

/s/ ALAN R. SCHAFER AND BEVERLY R. SCHAFER
Name:	Alan R. Schafer and Beverly R. Schafer
Title:

/s/ DAVID PRZYGOCKI AND DIANE PRZYGOCKI
Name:	David Przygocki and Diane Przygocki
Title: